                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 7 TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 24th day of August, 2001, by and between APPLICA INCORPORATED, f/k/a Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), BANK OF AMERICA, N.A., as Agent (the "Agent") and as a lender, and the other lenders party hereto (together with the Agent, the "Lenders"). Unless the context requires otherwise, all capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Lenders and the Borrower have entered into that certain Amended and Restated Credit Agreement dated as of August 7, 1998 (as heretofore and hereby amended, and as further amended, supplemented or restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Loan Documents; and

         WHEREAS, the Lenders are willing to agree to the amendments to the Credit Agreement as more fully set forth herein; and

         NOW, THEREFORE, in consideration of the premises, the terms, covenants and conditions hereinafter appearing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT.

         (a) The definition of "Hedging Obligation" in Section 1.2 of the Credit Agreement is amended by deleting the following new language at the end thereof:

         For purposes of any computation hereunder, each Hedging Obligation shall be valued at the Hedge Value thereof.

         (b) The definition of "Indebtedness" in Section 1.2 of the Credit Agreement is amended by inserting immediately prior to the words "all Hedging Obligations" in the tenth line thereof the words "the Hedge Value of".

         (c) Section 10.9 of the Credit Agreement is hereby deleted and the following new Section 10.9 is inserted in replacement thereof.

                  10.9 HEDGING OBLIGATIONS. Incur or permit to exist any Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Hedging Obligations, except for Hedging Obligations with an aggregate notional amount of less than $400,000,000 entered into in the ordinary course of business which are not for speculative or investment purposes.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) By its execution and delivery hereof, the Borrower certifies that:

                  (i) all of the representations and warranties made by the Borrower in the Credit Agreement and in each of the other Loan Documents are true and correct as of the date hereof as if each of said representations and warranties were set out in full herein and made as of the date of execution and delivery hereof, except that all representations and warranties that refer to the financial statements of the Borrower shall be deemed to refer to the financial statements of the Borrower most recently delivered in accordance with
         SECTION 9.1 of the Credit Agreement; and

                  (ii) no event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         (b) The Borrower further covenants and agrees that the representations and warranties contained in the Credit Agreement and the other Loan Documents, as hereby reaffirmed, and the representations and warranties made herein shall survive the execution and delivery of this Amendment Agreement.

         3. EXPENSES. The Borrower agrees to reimburse the Agent for all costs and out-of-pocket expenses, including, without limitation, attorneys' fees and disbursements, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement.

         4. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as set forth in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         5. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         6. GOVERNING LAW. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         7. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.



                            [Signature pages follow.]

         IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders signatory hereto have caused this Amendment Agreement to be duly executed under seal by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:

                                       Applica Incorporated, Formerly Known as
                                       Windmere-durable  Holdings, Inc., as

                                       Borrower



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer



                                       AGENT:

                                       BANK OF AMERICA, N.A., as Agent


                                       By: /s/ Kathryn W. Robinson
                                           -------------------------------------
                                       Name:   Kathryn W. Robinson
                                       Title:  Managing Director


                                       LENDERS:

                                       BANK OF AMERICA, N.A.



                                       By: /s/ Kathryn W. Robinson
                                           -------------------------------------
                                       Name:   Kathryn W. Robinson
                                       Title:  Managing Director

                                       NEW ALLIANCE GLOBAL



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------

                                       ALLIANCE CAPITAL MANAGEMENT
                                       L.P., as Manager on behalf of ALLIANCE
                                       CAPITAL FUNDING, L.L.C.

                                       By:      ALLIANCE CAPITAL
                                                MANAGEMENT CORPORATION,
                                                General Partner of Alliance
                                                Capital Management L.P.



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       ARES LEVERAGED INVESTMENT FUND, L.P.

                                                By:      ARES Management, L.P.
                                                Its:     General Partner



                                       By: /s/ Patricia M. Navis
                                           -------------------------------------
                                       Name:   Patricia M. Navis
                                       Title:  Vice President

                                       ARES LEVERAGED INVESTMENT FUND II, L.P.

                                                By:  ARES Management II, L.P.
                                                Its: General Partner



                                       By: /s/ Patricia M. Navis
                                           -------------------------------------
                                       Name:   Patricia M. Navis
                                       Title:  Vice President
'


                                      ARES III CLO LTD.

                                                By:  ARES CLO Management, LLC
                                                Its: General Partner



                                       By: /s/ Patricia M. Navis
                                           -------------------------------------
                                       Name:   Patricia M. Navis
                                       Title:  Vice President

                                       ARES IV CLO LTD.

                                                By:  ARES CLO Management IV, LP
                                                Its: Investment Manager

                                                By:  ARES CLO GP IV, LLC
                                                Its: Managing Member



                                       By: /s/ Patricia M. Navis
                                           -------------------------------------
                                       Name:   Patricia M. Navis
                                       Title:  Vice President

                                       BALANCED HIGH-YIELD FUND II LTD

                                              By: BHF (USA) Capital Corporation,
                                                  acting through its New York
                                                  Branch, as attorney-in-fact



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       BHF (USA) CAPITAL CORPORATION




                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------




                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       BANKATLANTIC

                                       By: /s/ Jeffrey Bilus
                                           -------------------------------------
                                       Name:   Jeffrey Bilus
                                       Title:  Senior Vice President



                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       BANK LEUMI LE-ISRAEL B.M.

                                       By: /s/ Joseph F. Realini
                                           -------------------------------------
                                       Name:   Joseph F. Realini
                                       Title:  Vice President

                                       BARCLAYS BANK PLC



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       CITIZENS BANK OF MASSACHUSETTS
                                       (as successor to US TRUST)



                                       By: /s/ Daniel G. Eastman
                                           -------------------------------------
                                       Name:   Daniel G. Eastman
                                       Title:  Senior Vice President



                                       DRESDNER BANK LATEINAMERIKA AG,
                                       Miami Agency



                                       By: /s/ Frank Huthnance
                                           -------------------------------------
                                       Name:   Frank Huthnance
                                       Title:  Vice President



                                       By: /s/ Carlos Lamourtte
                                           -------------------------------------
                                       Name:   Carlos Lamourtte
                                       Title:  Assistant Vice President



                                       ERSTE BANK NEW YORK

                                       By: /s/ Paul Judicke
                                           -------------------------------------
                                       Name:   Paul Judicke
                                       Title:  Vice President



                                       By: /s/ John Runnion
                                           -------------------------------------
                                       Name:   John Runnion
                                       Title:  Managing Director



                                       FLEET NATIONAL BANK (successor by
                                         merger to Fleet Bank, N.A.)



                                       By: /s/ Thomas J. Levy
                                           -------------------------------------
                                       Name:   Thomas J. Levy
                                       Title:  Vice President



                                       FLEET BUSINESS CREDIT CORPORATION



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------

                                       HARCH CLO I, LTD.



                                       By: /s/ Michael E. Lewitt
                                           -------------------------------------
                                       Name:   Michael E. Lewitt
                                       Title:  Authorized Signatory


                                       INDOSUEZ CAPITAL FUNDING III,
                                       LIMITED



                                       By: INDOSUEZ CAPITAL,
                                           as Portfolio Advisor



                                       By: /s/ Melissa Marano
                                           -------------------------------------
                                       Name:   Melissa Marano
                                       Title:  Vice President



                                       INTERNATIONAL BANK OF MIAMI



                                       By: /s/ Caridad Errazquin
                                           -------------------------------------
                                       Name:   Caridad Errazquin
                                       Title:  Vice President



                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION



                                       By: /s/ Tosmihiro Hayashi
                                           -------------------------------------
                                       Name:   Tosmihiro Hayashi
                                       Title:  Senior Vice President



                                       MONUMENT CAPITAL



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       NATIONAL BANK OF CANADA



                                       By: /s/ Jean Page
                                           -------------------------------------
                                       Name:   Jean Page
                                       Title:  Vice President



                                       By: /s/ Stephen J. Jeziorowski
                                           -------------------------------------
                                       Name:   Stephen J. Jeziorowski
                                       Title:  Assistant Vice President

                                       NATIONAL CITY BANK



                                       By: /s/ Peter W. Richer
                                           -------------------------------------
                                       Name:   Peter W. Richer
                                       Title:  Vice President

                                       SCOTIABANC INC.



                                       By: /s/ W. J. Brown
                                           -------------------------------------
                                       Name:   W. J. Brown
                                       Title:  Managing Director



                                       SUNTRUST BANK



                                       By: /s/ David G. Jones
                                           -------------------------------------
                                       Name:   David G. Jones
                                       Title:  Managing Director



                                       BAVARIA TRR



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THE CONSENT AND AMENDMENT NO. 7 TO THE AMENDED AND RESTATED CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS 24TH DAY OF AUGUST, 2001.

                                       APPLICA CONSUMER PRODUCTS, INC. f/k/a
                                       Windmere Corporation



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer



                                       WINDMERE HOLDINGS CORPORATION


                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer


                                       BAY BOOKS & TAPES, INC.



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer



                                       HP DELAWARE, INC.



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer



                                       HP AMERICAS, INC.



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer



                                       HPG LLC



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer

                                       HP INTELLECTUAL CORP



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer


                                       WD DELAWARE, INC.



                                       By: /s/ Adam Kaplan
                                           -------------------------------------
                                       Name:   Adam Kaplan
                                       Title:  Treasurer